File Nos. 33-27172
                                                                    811-5716
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 9                                   [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 9                                                  [X]

                     (Check appropriate box or boxes.)

                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                     (D/B/A/ DREYFUS STOCK INDEX FUND)
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on May 1, 1997 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----
If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 26, 1997.


                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                   Cover

  2           Synopsis                                       *

  3           Condensed Financial Information                3

  4           General Description of Registrant              3, 9

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             9

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       7

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-18

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-6

  15          Control Persons and Principal                B-11
              Holders of Securities

  16          Investment Advisory and Other                B-11
              Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____

  17          Brokerage Allocation                           B-17

  18          Capital Stock and Other Securities             B-17

  19          Purchase, Redemption and Pricing               B-14
              of Securities Being Offered

  20          Tax Status                                     B-15

  21          Underwriters                                   B-11

  22          Calculations of Performance Data               B-18

  23          Financial Statements                           B-21


Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-3
              Investment Adviser

  29          Principal Underwriters                         C-8

  30          Location of Accounts and Records               C-11

  31          Management Services                            C-11

  32          Undertakings                                   C-11

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                         MAY 1, 1997

                           DREYFUS STOCK INDEX FUND
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     DREYFUS STOCK INDEX FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies. INDIVIDUALS MAY NOT PURCHASE FUND SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.

        THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. IN ANTICIPATION OF TAKING A MARKET POSITION, THE FUND IS PERMITTED TO PURCHASE AND SELL STOCK INDEX FUTURES. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH STANDARD & POOR'S.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S MANAGER. DREYFUS HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON EQUITY"), TO SERVE AS THE FUND'S INDEX FUND MANAGER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND MELLON EQUITY ARE COLLECTIVELY REFERRED TO AS THE "ADVISERS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                              TABLE OF CONTENTS
                                                          Page

      Condensed Financial Information....................   3
      Description of the Fund............................   4
      Management of the Fund.............................   6
      How to Buy Shares..................................   7
      How to Redeem Shares...............................   7
      Shareholder Services Plan..........................   8
      Dividends, Distributions and Taxes.................   8
      Performance Information............................   9
      General Information................................   9
      Appendix...........................................   11

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                  [This Page Intentionally Left Blank]
                                    Page 2

                      CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon covering the periods ending 1990 to 1996 appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements. The Fund's total investment return shown below does not include expenses charged a separate account or related insurance policy by a Participating Insurance Company, inclusion of which would reduce the Fund's total investment return for each period indicated.

                                                                                           FOUR MONTHS
                                                      YEAR ENDED                              ENDED                  YEAR ENDED
                                                       AUGUST 31,                          DECEMBER 31,              DECEMBER 31,
                                            ---------------------------------    ---------------------------------- -------------
        PER SHARE DATA:                         1990(1)    1991      1992        1992(2)    1993     1994     1995      1996
                                                ------    ------    ------       ------    ------    ------  ------    ------
         Net asset value, beginning of year    $12.50    $11.62    $14.20       $14.87    $15.32    $13.20  $12.94    $17.20
                                                ------    ------    ------       ------    ------    ------  ------    ------

         INVESTMENT OPERATIONS:
         Investment income-net.........           .38       .39       .37          .13       .37       .32     .33       .39
         Net realized and unrealized gain
           (loss) on investments                 (.95)     2.60       .68          .77      1.04      (.21)   4.39      3.43
                                                ------    ------    ------       ------    ------    ------  ------    ------
      TOTAL FROM INVESTMENT OPERATIONS.....      (.57)     2.99      1.05          .90      1.41       .11    4.72      3.82
                                                ------    ------    ------       ------    ------    ------  ------    ------
         DISTRIBUTIONS:
         Dividends from investment
           income-net                            (.31)     (.39)     (.38)        (.21)     (.34)     (.31)   (.33)     (.39)
         Dividends in excess of
           investment income-net                  .--       .--       .--          .--      (.03)      .--     .--       .--
         Dividends from net realized
           gain on investments                    .--      (.02)      ._-         (.24)    (3.00)      .--    (.13)     (.35)
         Dividends in excess of net realized
           gain on investments                    .--       .--       ._-          ._-      (.16)     (.06)    .--       .--
                                                ------    ------    ------       ------    ------    ------  ------    ------
         TOTAL DISTRIBUTIONS                     (.31)     (.41)     (.38)        (.45)    (3.53)     (.37)   (.46)     (.74)
                                                ------    ------    ------       ------    ------    ------  ------    ------
         Net asset value, end of year..        $11.62    $14.20    $14.87       $15.32    $13.20    $12.94  $17.20    $20.28
                                                ======    ======    ======       ======    ======    ======  ======    ======
        TOTAL INVESTMENT RETURN......       (4.73%)(3)    26.26%     7.49%     6.05%(3)     9.33%      .88%  36.78%    22.54%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of operating expenses
           to average net assets               .37%(3)      .40%      .40%      .13%(3)      .40%      .40%    .39%      .30%
         Ratio of net investment income
           to average net assets              3.12%(3)     3.05%     2.63%      .85%(3)     2.38%     2.56%   2.38%     2.24%
         Decrease reflected in
           above expense ratios
           due to undertakings                 .17%(3)      .11%      .13%      .03%(3)      .27%      .16%    .03%      .--
         Portfolio Turnover Rate.....          .99%(3)     1.02%     7.66%     6.94%(3)    71.71%     2.82%  11.95%    10.92%
         Average Commission Rate paid(4)          .--       .--       .--          .--       .--       .--     .--    $.0317
         Net Assets, end of year
           (000's omitted)                    $48,184   $62,400   $74,446      $70,072   $61,319  $96,806 $312,686  $813,959

        (1) From September 29, 1989 (commencement of operations) to August 31, 1990.
        (2) Effective September 1, 1992, the Fund changed its fiscal year-end from August 31 to December 31.
            The figures provided are from September 1, 1992 to December 31, 1992.
        (3) Not annualized.

        (4) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                                    Page 3

                          DESCRIPTION OF THE FUND
GENERAL
        The Fund is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies may pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE

        The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.

        The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 29, 1996, approximately 46.3% of the Index was composed of the 50 largest companies. The Advisers generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

        No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.
        The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the
----------------------

*"Standard & Poor's 500," "S&P 500Registration Mark" and "S&PRegistration Mark"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.

                                    Page 4

Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.
        The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
        From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.
See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES -- Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principle and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.


USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset or index. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and " Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
                                    Page 5

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Mellon Equity. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND

ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1997, Dreyfus managed or administered approximately $85 billion in assets for approximately 1.7 million investor accounts nationwide.

        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1996, Mellon Equity and its employees managed approximately $11.3 billion in assets and served as the investment adviser of 14 other investment companies.

        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


        For the fiscal year ended December 31, 1996, the Fund paid Dreyfus a monthly management fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets, and Dreyfus paid Mellon Equity an index management fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. Under the Index Management Agreement, Mellon Equity has agreed to pay for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company.




        The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. Dreyfus has undertaken that, until such time as it gives shareholders at least 180 days notice to the contrary, if in any fiscal year the aggregate expenses of the Fund (excluding brokerage commissions, transaction fees and extraordinary expenses) exceed .40 of 1% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, from time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts Dreyfus may waive, nor will the Fund reimburse Dreyfus for any amounts Dreyfus may assume.


        In allocating brokerage transactions, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by Dreyfus or Mellon Equity as
                                    Page 6

factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Fund and/or to purchasers of VA contracts or VLI policies.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02108, is the Custodian of the Fund's investments.
                             HOW TO BUY SHARES

        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.


        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares.

        If an order is received by the Fund or its agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of such close of trading on the day the order is received. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                           HOW TO REDEEM SHARES

        Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. When the Fund or its agent receives a request in proper form by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the Fund will redeem the shares at the net asset value determined as of the close of such trading on the day the request is received. To maximize the Fund's ability to track the Index, separate accounts of Participating Insurance Companies are urged to transmit redemption requests so that they may be received by the Fund or its agent prior to 12:00 noon, New York time, on the day upon which separate accounts of Participating Insurance Companies want their redemption requests to be effective. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
                                    Page 7

        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.
                          SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares and pays dividends from net investment income quarterly, and automatically reinvests them in additional Fund shares at net asset value or, at the shareholder's option, pays them in cash. The Fund makes distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.

        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified'' as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed under Section 817(h) for segregated accounts. By meeting these and other requirements, the Participating
Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to a Participating Insurance
Company will depend on the Participating Insurance Company's tax status.


        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains, generally are taxable as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional Fund shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with
                                    Page 8

applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund's average annual total return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges of Participating Insurance Companies. In addition, the Fund's total return should be distinguished from the rate of return of a separate account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation
(SBBI), updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then current or past economic or financial conditions, developments or events.
                             GENERAL INFORMATION
        The Fund was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. On May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from contract and policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the applicable prospectus of the Participating Insurance Company.
                                    Page 9

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of shareholder ownership and sends confirmations and statements of account.
        Owners of policies and contracts issued by a Participating Insurance Company for which shares of the Fund are an investment vehicle will receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof and will provide other information about the Fund and its operations.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
        The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                                    Page 10

                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.

        Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.


LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 11

Stock
Index Fund

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                                                    763p050197
                                    Page 12




____________________________________________________________________________


                    DREYFUS STOCK INDEX FUND
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)

                          MAY 1, 1997

____________________________________________________________________________


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Stock Index Fund (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
               In New York City - Call 1-718-895-1206
               Outside the U.S. or Canada - Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies                 B-2
Management of the Fund                                       B-6
Management Arrangements                                      B-11
Purchase of Shares                                           B-14
Shareholder Services Plan                                    B-14
Redemption of Shares                                         B-14
Determination of Net Asset Value                             B-15
Dividends, Distributions and Taxes                           B-15
Portfolio Transactions                                       B-17
Performance Information                                      B-18
Information About the Fund                                   B-18
Transfer and Dividend Disbursing Agent, Custodian,
      Counsel and Independent Accountants                    B-19
Appendix                                                     B-20
Financial Statements                                         B-21
Report of Independent Accountants                            B-33


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Stock Index Futures. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

     In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Investment Restrictions

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     2. Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets, except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9.   Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not: (i) engage in arbitrage transactions,
(ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box, and (iv) invest more than 10% of its total assets in the securities of any single issuer or invest in more than 10% of the voting securities of any single issuer. In addition, the Fund intends to: (i) comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) comply in all material respects with relevant insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member.  Corporate Vice President-Investment
     Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and
     Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.


GLORIA MESSINGER, Board Member. Attorney with Dornbush, Mensch, Mandelstam and Schaeffer. From 1981 to 1993, Managing Director and Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was Secretary of the ASCAP Foundation and served as a trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 51 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.


JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 71 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 66 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended December 31, 1996, were as follows:



                                 Aggregate          Total
                                 Compensation From  Compensation
Name of Board                    Fund*              From Fund and
Member                                              Fund Complex
                                                    Paid to Board
                                                    Member

Joseph S. DiMartino              $6,250             $517,075 (94)

David P. Feldman                 $5,000             $122,257 (27)

John M. Fraser, Jr.**            $2,589             $ 73,563 (12)

Ehud Houminer**                  $2,089             $ 48,769 (11)

David J. Mahoney**               $1,589             $ 40,312 (14)

Gloria Messinger**               $2,589             $  11,444 (4)

Jack R. Meyer                    $5,000             $ 18,868 (4)

John Szarkowski                  $5,000             $ 21,377 (4)

Anne Wexler                      $5,000             $ 62,034 (16)


____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,547 for all Board members as a group.


**   Elected to the Board by a vote of stockholders on July 26, 1996.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 2, 1997.


     The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on April 2, 1997. Nationwide Variable Account II, P.O. Box 182029, Columbus, Ohio 43218--57.4%; Travelers Fund U, One Tower Square, Hartford, Connecticut 06183--15% and Transamerica Occidental Life Insurance Company Separate Account VA-2L, P.O. Box 33849, Charlotte, North Carolina 28233--6.5%. A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

     Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period November 13, 1995 (effective date of the Management Agreement and Index Management Agreement) through December 31, 1995 and for the fiscal year ended December 31, 1996, the Fund paid Dreyfus management fees of $94,372 and $1,278,312, respectively, and Dreyfus paid Mellon Equity index management fees of $36,593 and $498,160, respectively.


     From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 1994 and for the period January 1, 1995 through November 12, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA amounted to $116,361 and $223,935, respectively, which fees were reduced by $63,576 and $28,973, respectively, pursuant to undertakings by WFNIA, resulting in net fees being paid to WFNIA of $52,785 in fiscal 1994 and $194,962 in fiscal 1995.


     Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 1994 and for the period January 1, 1995 through November 12, 1995 (termination date of the prior administration agreement), the administration fees payable to Dreyfus amounted to $116,361 and $223,934 respectively, which amounts were reduced by $63,577 and $28,972, respectively pursuant to undertakings by Dreyfus, resulting in net fees being paid to Dreyfus of $52,784 in fiscal 1994 and $194,962 in fiscal 1995.

     Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.



                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended December 31, 1996, $9,218 was charged to the Fund under the Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the index management and administration fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's gross income must be derived from the gain on the sale or other disposition of securities held for less than three months. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     If, however, the Fund does not qualify as a "regulated investment company," it would be subject to the general rules governing the Federal income taxation of corporations under the Code. As such, the Fund's taxable income could be subject to a maximum tax rate of 35% thereby reducing the amount of cash available for distribution to shareholders. Moreover, distributions to shareholders would not be deductible in computing the Fund's taxable income. Shareholders in receipt of distributions from the Fund generally would be required to treat such amounts as ordinary dividend income to the extent attributable to each such shareholder's share of the Fund's current and accumulated earnings and profits. Amounts received in excess of the Fund's current and accumulated earnings and profits would constitute a return of capital to the extent of the shareholder's basis in Fund shares. Any excess received over basis would constitute capital gain. Certain corporate shareholders would be entitled to a dividends received deduction under Section 243 of the Code to the extent amounts distributed from the Fund constituted ordinary dividend income.

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. The Fund intends to comply with the applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Upon satisfaction of these requirements, shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments.

     If, however, the Fund were not to satisfy these conditions, a segregated asset account of a Participating Insurance Company owning shares of the Fund would be required to treat such shares as a single investment asset (and, accordingly, would not be able to treat its proportionate interest in the Fund's assets as being directly owned) for purposes of determining whether the segregated asset account is "adequately diversified" within the meaning of Section 817(h) of the Code. This, in turn, would make it more difficult for any such segregated asset account to satisfy the diversification standards of the Code. If a segregated asset account is not adequately diversified, it may not serve as the basis for VA contracts or VLI policies.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short-or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Shareholder Taxation. Since the shareholders of the Fund are the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.


                     PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid total brokerage commissions of $36,780, $43,661 and $116,347, respectively, none of which was paid to the Distributor. No spreads or concessions were paid by the Fund for such fiscal years.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1, 5 and 7.258 year periods ended December 31, 1996 was 22.54%, 14.64% and 13.69%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period September 29, 1989 (commencement of operations) through December 31, 1996 was 153.50%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     Effective May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                  AND INDEPENDENT ACCOUNTANTS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $362.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Fund's Prospectus.

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.


                            APPENDIX

     Description of S&P A-1 Commercial Paper Rating:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Rating:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1996

    Shares   COMMON STOCKS--91.6%              Value
  ----------                               ------------
             Basic Industries--5.2%
   14,700    Air Products & Chemicals... $   1,016,137
   17,200    Alco Standard..............       887,950
    5,400    Armstrong World Industries.       375,300
   13,800    Avery Dennison.............       488,175
    4,000    Ball.......................       104,000
    6,900    Bemis......................       254,437
    6,400    Boise Cascade..............       203,200
    3,700    Centex.....................       139,212
   12,500    Champion International.....       540,625
   16,900    Crown Cork & Seal..........       918,937
   32,000    Dow Chemical...............     2,508,000
   74,100    duPont (E.I.) de Nemours...     6,993,187
   10,300    Eastman Chemical...........       569,075
    4,900 (a)FMC........................       343,612
   11,000    Fluor......................       690,250
   12,000    Georgia Pacific............       864,000
    7,100    Goodrich (B.F.)............       287,550
   11,700    Grace (W.R.)...............       605,475
    8,300    Great Lakes Chemical.......       388,025
   13,500    Hercules...................       583,875
   39,600    International Paper........     1,598,850
   11,300    James River................       374,312
   37,200    Kimberly-Clark.............     3,543,300
   14,300    Louisiana Pacific..........       302,087
    6,900    Mead.......................       401,062
   55,000    Minnesota Mining &
               Manufacturing............     4,558,125
   77,344    Monsanto...................     3,006,748
   18,700    Morton International.......       762,025
    8,900    Nalco Chemical.............       321,512
   43,300    Occidental Petroleum.......     1,012,137
   24,200    PPG Industries.............     1,358,225
    3,700    Potlach....................       159,100
   20,600    Praxair....................       950,175
    8,400    Rohm & Haas................       685,650
   11,300    Sherwin-Williams...........       632,800
    6,600    Sigma-Aldrich..............       412,087
   13,000    Stone Container............       193,375
    7,300    Temple-Inland..............       395,112
    9,200    Union Camp.................       439,300
   16,800    Union Carbide..............       686,700
   13,400    Westvaco...................       385,250
   26,100    Weyerhaeuser...............     1,236,487
    7,300    Willamette Industries......       508,262
                                         -------------
                                            42,683,703
                                         -------------
             Capital Goods--21.3%
   28,900    AMP........................     1,109,037
   18,000 (a)Advanced Micro Devices.....       463,500
    5,900    Alexander & Alexander Services    102,512
   22,932    Allegheny Teledyne.........       527,436
             Capital Goods (continued)
   37,200    AlliedSignal...............   $ 2,492,400
   16,000 (a)Amdahl.....................       194,000
   22,400    American Brands............     1,111,600
    8,000 (a)Andrew.....................       424,500
   16,400    Apple Computer.............       342,350
   23,700 (a)Applied Materials..........       851,718
    6,000    Autodesk...................       168,000
   38,200    Automatic Data Processing..     1,637,825
   25,500 (a)Bay Networks...............       532,312
   48,397    Boeing.....................     5,148,230
    3,800    Briggs & Stratton..........       167,200
   28,000    Browning-Ferris Industries.       735,000
   35,600 (a)COMPAQ Computer............     2,643,300
   51,850 (a)CUC International..........     1,231,437
   20,500 (a)Cabletron Systems..........       681,625
    9,700    Case.......................       528,650
   25,200    Caterpillar................     1,896,300
    9,100 (a)Ceridian...................       368,550
    5,200    Cincinnati Milacron........       113,750
   85,400 (a)Cisco Systems..............     5,433,575
   22,500    Cognizant..................       742,500
   47,950    Computer Associates
               International............     2,385,512
   10,000 (a)Computer Sciences..........       821,250
   14,200    Cooper Industries..........       598,175
    6,050    Crane......................       175,450
    5,200    Cummins Engine.............       239,200
   15,400 (a)DSC Communications.........       275,275
    5,100 (a)Data General...............        73,950
   34,000    Deere......................     1,381,250
   23,700 (a)Dell Computer..............     1,259,062
   10,900    Deluxe.....................       356,975
   20,400 (a)Digital Equipment..........       742,050
   14,800    Dover......................       743,700
   12,700    Dow Jones & Co.............       430,212
   23,100    Dresser Industries.........       716,100
   22,400    Dun & Bradstreet...........       532,000
    6,200    EG&G.......................       124,775
   30,600    EMC........................     1,013,625
   10,200    Eaton......................       711,450
   29,500    Emerson Electric...........     2,854,125
   58,900    First Data.................     2,149,850
    5,300    Foster Wheeler.............       196,762
    8,300    General Dynamics...........       585,150
  216,700    General Electric...........    21,426,285
    6,600    General Signal.............       282,150
   15,900    Genuine Parts..............       707,550
    4,300    Giddings & Lewis...........        55,362
    7,000    Grainger (W.W.)............       561,750
   13,700    H&R Block..................       397,300

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

    Shares   COMMON STOCKS (continued)         Value
  ----------                               ------------
             Capital Goods (continued)
    6,500    Harnischfeger Industries...    $  312,812
    5,100    Harris.....................       349,987
  133,900    Hewlett-Packard............     6,728,475
   16,700    Honeywell..................     1,098,025
   16,300    Illinois Tool Works........     1,301,962
   14,400    Ingersoll-Rand.............       640,800
   68,200    International Business
               Machines.................    10,298,200
  108,000    Intel......................    14,141,250
    6,300 (a)Intergraph.................        64,575
   10,700    Interpublic Group Cos......       508,250
    5,400    Johnson Controls...........       447,525
   17,000 (a)LSI Logic..................       454,750
   41,300    Laidlaw, Cl. B.............       474,950
   25,400    Lockheed Martin............     2,324,100
   83,898    Lucent Technologies........     3,880,282
    9,800    Mallinckrodt Group.........       432,425
    9,500    Marsh & McLennan...........       988,000
    7,200    McDermott International....       119,700
   27,900    McDonnell Douglas..........     1,785,600
   27,500    Micron Technology..........       800,937
  157,300 (a)Microsoft..................    12,996,912
   78,000    Motorola...................     4,787,250
   18,300 (a)National Semiconductor.....       446,062
    6,200    National Service Industries       231,725
   34,000    Northern Telecommunications     2,103,750
    7,600 (a)Northrop Grumman...........       628,900
   45,300 (a)Novell.....................       428,934
   86,500 (a)Oracle.....................     3,611,375
    6,800    Owens-Corning..............       289,850
   15,101    Pall.......................       385,075
    9,800    Parker-Hannifin............       379,750
    5,700    Perkin-Elmer...............       335,587
   19,500    Pitney Bowes...............     1,062,750
   29,300    Rockwell...................     1,783,638
    5,900    Raychem....................       472,737
   31,100    Raytheon...................     1,496,687
   10,800    Ryder System...............       303,750
    7,700    Safety-Kleen...............       126,087
   10,200    Scientific-Atlanta.........       153,000
   32,700 (a)Seagate Technology.........     1,291,650
   31,000    Service Corp. International       868,000
    3,100    Shared Medical Systems.....       152,675
   23,000 (a)Silicon Graphics...........       586,500
    8,050    Snap-On....................       286,781
   11,700    Stanley Works..............       315,900
   48,300 (a)Sun Microsystems...........     1,240,706
   22,900 (a)3COM.......................     1,680,287
    3,700    TRINOVA....................       134,587
   16,700    TRW........................       826,650
   15,600 (a)Tandem Computers...........       214,500

             Capital Goods (continued)
    4,300    Tektronix..................    $  220,375
   23,600 (a)Tellabs....................       887,950
   25,000    Texas Instruments..........     1,593,750
   10,900    Textron....................     1,027,325
   20,000    Thermo Electron............       825,000
    7,000    Thomas & Betts.............       310,625
    4,100    Timken.....................       188,087
   20,600    Tyco International.........     1,089,225
   23,000 (a)Unisys.....................       155,250
   31,700    United Technologies........     2,092,200
   82,500    Westinghouse Electric......     1,639,687
   63,800    WMX Technologies...........     2,081,475
   42,700    Xerox......................     2,247,087
                                         -------------
                                           172,576,298
                                         -------------
             Consumer Cyclical--10.8%
   33,100    Albertson's................     1,179,187
    9,900    American Greetings, Cl. A..       280,912
   19,100    American Stores............       780,712
   20,000 (a)Autozone...................       550,000
   16,400    Becton, Dickinson & Co.....       711,350
   11,500    Black & Decker.............       346,437
   12,900    Brunswick..................       309,600
   13,900    CVS........................       575,113
   13,800 (a)Charming Shoppes...........        69,862
   95,900    Chrysler...................     3,164,700
   12,900    Circuit City Stores........       388,612
   42,900    Comcast, Cl. A.............       764,156
   10,900    Cooper Tire and Rubber.....       215,275
   13,400    Dana.......................       437,175
   20,700    Darden Restaurants.........       181,125
   28,500    Dayton Hudson..............     1,118,625
   15,000    Dillard Department Stores, Cl. A  463,125
   89,300    Disney (Walt)..............     6,217,512
   19,800    Donnelley (R.R.) & Sons....       621,225
    8,200    Echlin.....................       259,325
   27,300 (a)Federated Department Stores       931,612
    4,600    Fleetwood Enterprises......       126,500
    4,900    Fleming Cos................        84,525
  156,100    Ford Motor.................     4,975,687
   10,200 (a)Fruit of the Loom, Cl. A...       386,325
   18,500    Gannett....................     1,385,187
   37,300    Gap........................     1,123,662
   18,100 (a)General Instrument.........       391,412
   99,500    General Motors.............     5,547,125
    7,900    Giant Food, Cl. A..........       272,550
   20,400    Goodyear Tire & Rubber.....     1,048,050
    5,000    Great Atlantic & Pacific...       159,375
   17,000 (a)HFS........................     1,015,750
    9,400    Harcourt General...........       433,575
    4,000    Harland (John H.)..........       132,000

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

    Shares   COMMON STOCKS (continued)         Value
  ----------                               ------------
             Consumer Cyclical (continued)
   13,500 (a)Harrah's Entertainment.....    $  268,312
   11,300    Hasbro.....................       439,287
   32,600    Hilton Hotel...............       851,675
   63,200    Home Depot.................     3,167,900
   15,300 (a)ITT........................       663,637
   15,600    ITT Industries.............       382,200
    5,100    Jostens....................       107,737
   63,700 (a)K mart.....................       660,887
    4,900 (a)King World Productions.....       180,687
   12,300    Knight-Ridder..............       470,475
   16,600 (a)Kroger.....................       771,900
   35,700    Limited....................       655,987
    9,400    Liz Claiborne..............       363,075
    2,600    Longs Drug Stores..........       127,725
   22,800    Lowes......................       809,400
   16,900    Marriott International.....       933,725
   21,100    Masco......................       759,600
   35,800    Mattel.....................       993,450
   33,100    May Department Stores......     1,547,425
   13,200    Maytag.....................       260,700
   91,800    McDonald's.................     4,153,950
   13,100    McGraw-Hill Cos............       604,237
    4,800    Mercantile Stores..........       237,000
    3,600    Meredith...................       189,900
   13,100    Moore......................       266,912
    1,133    NACCO Industries, Cl. A....        60,615
   37,900    NIKE, Cl. B................     2,264,525
    9,700 (a)Navistar International.....        88,512
   12,700    New York Times, Cl. A......       482,600
   10,700    Nordstrom..................       379,181
    5,100    PACCAR.....................       346,800
   30,400    Penney (J.C.)..............     1,482,000
    8,200    Pep Boys-Manny, Moe & Jack.       252,150
   25,800 (a)Price/Costco...............       648,225
    7,300    Reebok International.......       306,600
   16,200    Rite Aid...................       643,950
    5,000    Russell....................       148,750
   51,500    Sears, Roebuck & Co........     2,375,437
    2,700    Springs Industries.........       116,100
    6,500    Stride Rite................        65,000
    8,900    Supervalu..................       252,537
   23,600    Sysco......................       769,950
   10,300    TJX Cos....................       487,962
    7,700    Tandy......................       338,800
   87,400 (a)Tele-Communications, Cl. A.     1,141,662
   74,900    Time Warner................     2,808,750
   13,000    Times Mirror, Cl. A........       646,750
   36,100 (a)Toys R Us..................     1,083,000
    8,100    Tribune....................       638,887
   82,200 (a)US West Media Group........     1,520,700
    8,400    V.F........................       567,000

             Consumer Cyclical (continued)
   46,601 (a)Viacom, Cl. B.............. $   1,625,209
  301,900    Wal-Mart Stores............     6,905,962
   32,400    Walgreen...................     1,296,000
   17,100    Wendy's International......       350,550
    9,800    Whirlpool..................       456,925
   19,900    Winn-Dixie Stores..........       629,337
   17,600 (a)Woolworth..................       385,000
                                         -------------
                                            88,080,572
                                         -------------
             Consumer Staples--12.0%
    3,700    Alberto-Culver, Cl. B......       177,600
   65,700    Anheuser-Busch Cos.........     2,628,000
   71,551    Archer Daniels Midland.....     1,574,122
   17,500    Avon Products..............       999,687
    9,100    Brown-Forman, Cl. B........       416,325
   18,900    CPC International..........     1,464,750
   30,800    Campbell Soup..............     2,471,700
    6,800    Clorox.....................       682,550
  327,500    Coca-Cola..................    17,234,687
   19,300    Colgate-Palmolive..........     1,780,425
   31,700    ConAgra....................     1,577,075
    5,000    Coors (Adolph), Cl. B......        95,000
   43,900    Eastman Kodak..............     3,522,975
    8,500    Ecolab.....................       319,812
   20,600    General Mills..............     1,305,525
   73,500    Gillette...................     5,714,625
   48,400    Heinz (H.J.)...............     1,730,300
   20,200    Hershey Foods..............       883,750
   14,600    International Flavors &
               Fragrances...............       657,000
  175,300    Johnson & Johnson..........     8,721,175
   27,700    Kellogg....................     1,817,812
    8,300    Manor Care.................       224,100
   20,900    Newell.....................       658,350
  204,500    PepsiCo....................     5,981,625
  107,200    Philip Morris Cos..........    12,073,400
   10,900    Pioneer Hi-Bred International     763,000
    6,000    Polaroid...................       261,000
   89,800    Procter & Gamble...........     9,653,500
   17,900    Quaker Oats................       682,437
   13,900    Ralston-Ralston Purina Group    1,019,912
   19,700    Rubbermaid.................       448,175
   63,700    Sara Lee...................     2,372,825
   49,100    Seagram....................     1,902,625
    8,200    Tupperware.................       439,725
   24,500    UST........................       793,187
   21,100    Unilever, N.V..............     3,697,775
   13,600    Whitman....................       311,100
   15,300    Wrigley, (Wm) Jr...........       860,625
                                         -------------
                                            97,918,256
                                         -------------

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

    Shares   COMMON STOCKS (continued)         Value
  ----------                               ------------
             Energy--9.1%
   12,200    Amerada Hess...............    $  706,075
   65,400    Amoco......................     5,264,700
    8,500    Ashland....................       372,937
   21,200    Atlantic Richfield.........     2,809,000
   19,000    Baker Hughes...............       655,500
   16,400    Burlington Resources.......       826,150
   85,900    Chevron....................     5,583,500
   13,800    Coastal....................       674,475
    7,300    Columbia Gas System........       464,462
   12,500    Consolidated Natural Gas...       690,625
    2,700    Eastern Enterprises........        95,512
   33,500    Enron......................     1,444,687
    9,200    Enserch....................       211,600
  163,500    Exxon......................    16,023,000
   16,500    Halliburton................       994,125
    3,320    Helmerich & Payne..........       173,055
    6,400    Kerr-McGee.................       460,800
    4,500    Louisiana Land & Exploration      241,312
   51,900    Mobil......................     6,344,775
    6,500    Nicor......................       232,375
   18,100    Noram Energy...............       278,287
    3,600    Oneok......................       108,000
   13,800 (a)Oryx Energy................       341,550
   11,100    Pacific Enterprises........       337,162
   19,900    Panenergy..................       895,500
    6,100    Pennzoil...................       344,650
    4,600    Peoples Energy.............       155,825
   34,600    Phillips Petroleum.........     1,531,050
   11,200 (a)Rowan Cos..................       253,400
   70,500    Royal Dutch Petroleum......    12,037,875
   11,900 (a)Santa Fe Energy Resources..       165,112
   32,500    Schlumberger...............     3,245,937
   11,300    Sonat......................       581,950
   21,900    Tenneco....................       988,238
    9,600    Sun........................       234,000
   34,800    Texaco.....................     3,414,750
   37,900    USX-Marathon Group.........       904,862
   32,944    Union Pacific Resources Group     963,614
   32,900    Unocal.....................     1,336,562
    7,100 (a)Western Atlas..............       503,212
   20,700    Williams Cos...............       776,250
                                         -------------
                                            73,666,451
                                         -------------
             Health Care-- 8.3%
  102,300    Abbott Laboratories........     5,191,725
    8,600 (a)Allergan...................       306,375
   11,100    Alza.......................       287,212
   84,000    American Home Products.....     4,924,500
   34,800 (a)Amgen......................     1,892,250
    7,500    Bard (C.R.)................       210,000
    7,300    Bausch & Lomb..............       255,500

             Health Care (continued)
   35,900    Baxter International.......   $ 1,471,900
   13,100 (a)Beverly Enterprises........       167,025
   15,200    Biomet.....................       229,900
   23,400 (a)Boston Scientific..........     1,404,000
   65,900    Bristol-Myers Squibb.......     7,166,625
   88,350    Columbia/HCA Healthcare....     3,600,262
   30,300    Corning....................     1,401,375
    9,600    Guidant....................       547,200
   21,400 (a)Humana.....................       409,275
   72,600    Lilly (Eli)................     5,299,800
   31,600    Medtronic..................     2,148,800
  158,600    Merck & Co.................    12,569,050
    5,700    Millipore..................       235,837
   84,800    Pfizer.....................     7,027,800
   66,900    Pharmacia & Upjohn.........     2,650,912
   48,600    Schering-Plough............     3,146,850
   10,700    St. Jude Medical...........       456,087
   28,600 (a)Tenet Healthcare...........       625,625
    8,300    U.S. Surgical..............       326,812
   24,300    United Healthcare..........     1,093,500
   35,700    Warner-Lambert.............     2,677,500
                                         -------------
                                            67,723,697
                                         -------------
             Interest Sensitive--13.5%
   19,799    Aetna......................     1,583,920
   13,900    Ahmanson (H.F.) & Co.......       451,750
   58,500    Allstate...................     3,385,687
   62,300    American Express...........     3,519,950
   26,700    American General...........     1,091,362
   61,800    American International Group    6,689,850
   14,200    Aon........................       882,175
   56,200    Banc One...................     2,416,600
   51,600    Bank of New York...........     1,741,500
   47,300    BankAmerica................     4,718,175
   20,100    Bank of Boston.............     1,291,425
   10,800    Bankers Trust New York.....       931,500
   25,600    Barnett Banks..............     1,052,800
    7,100    Beneficial.................       449,962
   20,300    Boatmens Bancshares........     1,309,350
    9,900    CIGNA......................     1,352,587
   57,800    Chase Manhattan............     5,158,650
   22,900    Chubb......................     1,230,875
   62,000    Citicorp...................     6,386,000
   14,100    Comerica...................       738,487
   29,300    CoreStates Financial.......     1,519,937
   21,101    Dean Witter, Discover & Co.     1,397,941
  143,700    Federal National Mortgage
               Association..............     5,352,825
   23,600    Federal Home Loan Mortgage.     2,598,950
   13,900    Fifth Third Bancorp........       873,093
   17,700    First Bank Systems.........     1,208,025

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

    Shares   COMMON STOCKS (continued)         Value
  ----------                               ------------
             Interest Sensitive (continued)
   41,900    First Chicago NBD..........   $ 2,252,125
   37,400    First Union................     2,767,600
   34,500    Fleet Financial Group......     1,720,687
   10,900    General Re.................     1,719,475
    7,600    Golden West Financial......       479,750
   18,200    Great Western Financial....       527,800
   18,100    Green Tree Financial.......       699,112
   12,700    Household International....     1,171,575
   15,500    ITT Hartford...............     1,046,250
    9,400    Jefferson Pilot............       532,275
    5,100    Kaufman & Broad Home.......        65,662
   29,700    Keycorp....................     1,499,850
   13,700    Lincoln National...........       719,250
   15,200    Loews......................     1,432,600
    5,700    MBIA.......................       577,125
   29,300    MBNA.......................     1,215,950
    7,800    MGIC Investment............       592,800
   17,100    Mellon Bank................     1,214,100
   21,700    Merrill Lynch & Co.........     1,768,550
   24,600    Morgan (J.P.) & Co.........     2,401,575
   20,000    Morgan Stanley Group.......     1,142,500
   29,200    National City..............     1,310,350
   37,900    NationsBank................     3,704,725
   48,700    Norwest....................     2,118,450
   44,900    PNC Bank...................     1,689,362
   12,300    Providian..................       631,912
    3,100    Pulte......................        95,325
    7,300    Republic New York..........       595,862
   16,600    Safeco.....................       654,662
   14,300    Salomon....................       673,887
   10,900    St. Paul Cos...............       639,012
   29,400    SunTrust Banks.............     1,447,950
    9,300    Torchmark..................       469,650
    8,700    Transamerica...............       687,300
   84,266    Travelers Group............     3,823,600
    9,700    UNUM.......................       700,825
   15,200    USF&G......................       317,300
    4,500    USLife.....................       149,625
   19,900    U.S. Bancorp...............       894,256
   21,700    Wachovia...................     1,226,050
   12,100    Wells Fargo................     3,263,975
                                         -------------
                                           109,974,065
                                         -------------
             Mining and Metals--1.3%
   14,000 (a)ARMCO......................        57,750
    5,600    ASARCO.....................       139,300
   29,800    Alcan Aluminium............     1,002,025
   22,800    Aluminum Co. of America....     1,453,500
   47,100    Barrick Gold...............     1,354,125
   29,600    Battle Mountain Gold.......       203,500
   14,700 (a)Bethlehem Steel............       132,300

             Mining and Metals (continued)
   12,200    Cyprus Amax Minerals.......    $  285,175
   18,300    Echo Bay Mines.............       121,237
   18,900    Engelhard..................       361,462
   25,500    Freeport-McMoRan
                 Copper, Cl. B..........       761,812
   19,300    Homestake Mining...........       275,025
   22,200    Inco.......................       707,625
    6,400    Inland Steel Industries....       128,000
   13,101    Newmont Mining.............       586,269
   11,500    Nucor......................       586,500
    8,600    Phelps Dodge...............       580,500
   31,500    Placer Dome................       685,125
    8,400    Reynolds Metals............       473,550
   17,301    Santa Fe Pacific Gold......       266,002
   11,100    USX-U.S. Steel.............       348,262
   11,900    Worthington Industries.....       215,687
                                         -------------
                                            10,724,731
                                         -------------
             Transportation--1.3%
   11,900 (a)AMR........................     1,048,687
   20,100    Burlington Northern Santa Fe    1,736,137
   28,500    CSX........................     1,204,125
    5,100    Caliber System.............        98,175
   10,600    Conrail....................     1,056,025
    9,900    Delta Air Lines............       701,662
   15,000    Federal Express............       667,500
   16,500    Norfolk Southern...........     1,443,750
   19,100    Southwest Airlines.........       422,587
    8,500 (a)USAir Group................       198,687
   32,300    Union Pacific..............     1,942,037
                                         -------------
                                            10,519,372
                                         -------------
             Utilities--8.8%
   25,000    ALLTEL.....................       784,375
  213,300    AT&T.......................     9,278,550
   66,000 (a)Airtouch Communications....     1,666,500
   24,700    American Electric Power....     1,015,787
   72,300    Ameritech..................     4,383,187
   19,400    Baltimore Gas & Electric...       518,950
   57,600    Bell Atlantic..............     3,729,600
  130,800    BellSouth..................     5,281,050
   20,700    CINergy....................       690,862
   19,900    Carolina Power & Light.....       726,350
   27,700    Central & Southwest........       709,812
   31,000    Consolidated Edison........       906,750
   19,100    DTE Energy.................       618,362
   23,700    Dominion Resources.........       912,450
   26,500    Duke Power.................     1,225,625
   57,000    Edison International.......     1,132,875
   30,400    Entergy....................       843,600
   24,100    FPL Group..................     1,108,600
   22,000    Frontier...................       497,750

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

    Shares   COMMON STOCKS (continued)         Value
  ----------                               ------------
             Utilities (continued)
   15,900    GPU........................    $  534,637
  126,600    GTE........................     5,760,300
   30,900    Houston Industries.........       699,112
   90,200    MCI Communications.........     2,948,412
   57,900    NYNEX......................     2,786,437
   19,000    Niagara Mohawk Power.......       187,625
    9,100    Northern States Power......       417,462
   20,100    Ohio Edison................       457,275
   29,300    PECO Energy................       739,825
   21,400    PP&L Resources.............       492,200
   54,300    Pacific Gas & Electric.....     1,140,300
   56,400    Pacific Telesis Group......     2,072,700
   38,800    PacifiCorp.................       795,400
   31,400    Public Service Enterprise Group   855,650
   79,400    SBC Communications.........     4,108,950
   88,700    Southern...................     2,006,837
   56,600    Sprint.....................     2,256,925
   29,600    Texas Utilities............     1,206,200
   28,400    UniCom.....................       770,350
   13,400    Union Electric.............       515,900
   62,800    US West....................     2,025,300
  114,400 (a)WorldCom...................     2,981,550
                                         -------------
                                            71,790,382
                                         -------------
             TOTAL COMMON STOCKS
               (cost $631,260,923)......  $745,657,527
                                         =============
               U.S. Treasury Bills:
  $ 979,000    4.9%, 1/2/1997...........  $    978,873
  2,628,000    4.94%, 1/9/1997..........     2,625,188
  4,979,000 (b).........4.96%, 1/16/1997     4,968,744
  3,041,000    4.99%, 1/23/1997.........     3,031,938
    499,000    5.01%, 1/30/1997.........       497,054
  3,443,000    4.98%, 2/27/1997.........     3,416,006
 26,111,000    4.94%, 3/6/1997..........    25,880,701
 29,643,000    4.89%, 3/13/1997.........    29,352,795
                                         -------------
               TOTAL SHORT-TERM
                 (cost $70,755,963).....  $ 70,751,299
                                         =============


TOTAL INVESTMENTS
  (cost $702,016,886)............ 100.3%  $816,408,826
                                 ======= =============


LIABILITIES LESS CASH AND
  RECEIVABLES ...................   (.3%)$  (2,450,053)
                                 ======= =============


NET ASSETS....................... 100.0%  $813,958,773
                                 ======= =============


Notes to Statement of Investments:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Partially held by custodian in a segregated account as collateral for open financial future positions.

Statement of Financial Futures                                 December 31, 1996

Financial Futures Purchased
----------------------------------------------------------------------------------------------------------------
                                                                   Market Value                      Unrealized
                                                     Number of        Covered                      (Depreciation)
Issuer                                               Contracts     by Contracts      Expiration      at 12/31/96
-----                                               ----------     ------------     ------------    ------------
Standard & Poor's 500............................       187         $69,610,750      March 1997      ($267,170)




                        See notes to financial statements.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996

                                                                                              Cost                  Value
                                                                                          -------------         -------------
ASSETS:                       Investments in securities--See Statement of
                                Investments....................................            $702,016,886          $816,408,826
                              Cash.............................................                                     3,146,261
                              Dividends and interest receivable................                                     1,074,756
                              Receivable for investment securities sold........                                       154,980
                              Prepaid expenses.................................                                           698
                                                                                                                -------------
                                                                                                                  820,785,521
                                                                                                                -------------



LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       170,483
                              Payable for investment securities purchased......                                     5,081,867
                              Payable for futures variation margin--Note 4(a)...                                    1,377,500
                              Accrued expenses.................................                                       196,898
                                                                                                                -------------
                                                                                                                    6,826,748
                                                                                                                -------------


NET ASSETS.....................................................................                                  $813,958,773
                                                                                                                =============


REPRESENTED BY:               Paid-in capital..................................                                  $675,673,544
                              Accumulated undistributed investment income--net..                                       96,693
                              Accumulated net realized gain (loss) on investments                                  24,063,766
                              Accumulated net unrealized appreciation (depreciation)
                                on investments [including ($267,170) net unrealized
                                (depreciation) on financial futures]--Note 4(b).                                  114,124,770
                                                                                                                -------------


NET ASSETS.....................................................................                                  $813,958,773
                                                                                                                =============

SHARES OUTSTANDING
(200 million shares of $.001 par value Common Stock authorized)................                                    40,128,613


NET ASSET VALUE, offering and redemption price per share.......................                                        $20.28
                                                                                                                      =======




                       See notes to financial statements.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Operations                             Year Ended December 31, 1996


INVESTMENT INCOME

INCOME:                       Cash dividends
                                (net of $62,931 foreign taxes withheld at source)                                  $ 10,395,226
                              Interest.........................................                     2,964,524
                                                                                               --------------
                                   Total Income................................                                    $ 13,359,750


EXPENSES:                     Management fee--Note 3(a).........................                    1,278,312
                              Registration fees.................................                      125,515
                              Professional fees.................................                       77,292
                              Prospectus and shareholders' reports..............                       40,817
                              Directors' fees and expenses--Note 3(c)...........                       37,160
                              Shareholder servicing costs--Note 3(b)............                        6,090
                              Miscellaneous.....................................                        6,794
                                                                                               --------------
                                   Total Expenses..............................                                       1,571,980
                                                                                                                ---------------


INVESTMENT INCOME--NET..........................................................                                     11,787,770
                                                                                                                ---------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                              Net realized gain (loss) on investments--Note 4(a)                  $23,146,990
                              Net realized gain (loss) on financial futures--Note 4(a)                                8,737,790
                                                                                               --------------
                                Net Realized Gain..............................                                      31,884,780
                              Net unrealized appreciation (depreciation) on investments
                                [including ($32,355) net unrealized (depreciation) on
                                financial futures].............................                                      67,782,146
                                                                                                                ---------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                      99,666,926
                                                                                                                ---------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                     $111,454,696
                                                                                                                ===============



                       See notes to financial statements.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended          Year Ended
                                                                                         December 31, 1996   December 31, 1995
                                                                                         -----------------   -----------------
OPERATIONS:

  Investment income--net................................................                    $ 11,787,770        $  4,465,773

  Net realized gain (loss) on investments..............................                       31,884,780           8,075,002

  Net unrealized appreciation (depreciation) on investments............                       67,782,146          43,128,888
                                                                                          --------------      --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..                      111,454,696          55,669,663
                                                                                          --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net................................................                     (11,705,971)         (4,476,568)

  Net realized gain on investments.....................................                      (12,675,130)         (2,357,447)
                                                                                          --------------      --------------

      Total Dividends..................................................                      (24,381,101)         (6,834,015)
                                                                                          --------------      --------------

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold........................................                      520,828,128         219,772,239

  Dividends reinvested.................................................                       24,381,101           6,834,015

  Cost of shares redeemed..............................................                     (131,010,511)        (59,561,665)
                                                                                          --------------      --------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions                      414,198,718         167,044,589
                                                                                          --------------      --------------

        Total Increase (Decrease) in Net Assets........................                      501,272,313         215,880,237

NET ASSETS:

  Beginning of Period..................................................                      312,686,460          96,806,223
                                                                                          --------------      --------------

  End of Period........................................................                     $813,958,773        $312,686,460
                                                                                          ==============      ==============

Undistributed investment income--net....................................                    $     96,693        $     14,894
                                                                                          --------------      --------------

CAPITAL SHARE TRANSACTIONS:
                                                                                              Shares              Shares
                                                                                          --------------      --------------
  Shares sold..........................................................                       27,543,376          14,313,682

  Shares issued for dividends reinvested...............................                        1,269,483             417,105

  Shares redeemed......................................................                       (6,861,606)         (4,033,543)
                                                                                          --------------      --------------

      Net Increase (Decrease) in Shares Outstanding....................                       21,951,253          10,697,244
                                                                                          ==============      ==============




                       See notes to financial statements.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Financial Highlights

   Reference is made to page 3 of the Fund's Prospectus dated May 1, 1997.

                       See notes to financial statements.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
  Dreyfus Stock Index Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard and Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Fund's index manager. Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, is the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold without a sales charge.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line ofCredit:
  The Fund participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Management Fee and Other Transactions With Affiliates:
  (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .245 of 1% of the value of the Fund's average daily net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity, a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. Dreyfus has currently undertaken from January 1, 1996 until December 31, 1996 and thereafter until such a time as they give shareholders at least 180 days notice to the contrary that if in any full fiscal year the Fund's aggregate expenses (exclusive of brokerage commissions, transaction fees and extraordinary expenses) exceed an annual rate of .40 of 1% of the value of the Fund's average daily net assets, the Fund may deduct from the payments to be made to Dreyfus, or Dreyfus will bear, such excess expense. There was no expense reim bursement for the period ended December 31, 1996.

  (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $9,218 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $362 during the period ended December 31, 1996.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
  (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $424,886,551 and $51,539,693, respectively.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1996 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.

  (b)  At  December  31,  1996,  accumulated  net  unrealized   appreciation  on
investments was $114,124,770, consisting of $121,757,907 gross unrealized appreciation and $7,633,137 gross unrealized depreciation.

  At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Stock Index Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Board of Directors of Dreyfus Stock Index Fund:

   We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, including the statements of investments and financial futures, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the period September 1, 1992 to December 31, 1992, and the year ended August 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.
New York, New York
January 29, 1997




                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                      (D/B/A Dreyfus Stock Index Fund)

                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Condensed Financial Information for the period from September 29, 1989 (commencement of operations) to August 31, 1990 and for the fiscal years ended August 31, 1991 and 1992, and for the four months ended December 31, 1992, and for the fiscal years ended December 31, 1993, 1994, 1995 and 1996.


                    Included in Part B of the Registration Statement:


                    Statement of Investments-- December 31, 1996.


                    Statement of Financial Futures-- December 31, 1996.


                    Statement of Assets and Liabilities--December 31, 1996.


                    Statement of Operations--For the fiscal year ended December 31, 1996.


                    Statement of Changes in Net Assets--For the fiscal years ended December 31, 1995 and 1996.


                    Notes to Financial Statements.


                    Report of Coopers & Lybrand L.L.P., Independent Accountants, dated April 11, 1997.






Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________


 (b)      Exhibits:

(1)       Articles of Incorporation is incorporated by reference to Exhibit
          (1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(5)(a)    Management Agreement is incorporated by reference to Exhibit
          (5)(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.


(5)(b)    Index Management Agreement is incorporated by reference to Exhibit
          (5)(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(9)       Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(10) Opinion and consent of Stroock & Stroock & Lavan dated September 20, 1989 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(11)      Consent of Coopers & Lybrand L.L.P., Independent Accountants.

(17)      Financial Data Schedule.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
          Title of Class               Holders as of April 2, 1997
          ______________               ______________________________

          Shares of Common Stock                     27
          par value $.001 per share


Item 27.  Indemnification
_______   _______________

          The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 8, 1989.

          Reference is also made to the Distribution Agreement filed as Exhibit (6).

Item 28(a). Business and Other Connections of Investment Adviser.
_______     _____________________________________________________

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28(a). Business and Other Connections of Investment Adviser (continued)
________    _____________________________________________________________


            Officers and Directors of Investment Adviser
            ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                        29100 Northwestern Highway, Suite 370
                                Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405;
                            Director:
                                DeVlieg-Bullard, Inc.
                                1 Gorham Island
                                Westport, Connecticut 06880
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***


FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***;
                            Director:
                                Avery Dennison Corporation
                                150 North Orange Grove Boulevard
                                Pasadena, California 91103;
                                Saint-Gobain Corporation
                                750 East Swedesford Road
                                Valley Forge, Pennsylvania 19482;
                                Teledyne, Inc.
                                1901 Avenue of the Stars
                                Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board           The Boston Company****;
                            Vice Chairman of the Board:
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***;
                            Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****;

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and        Dreyfus Partnership Management, Inc.*;
Chief Financial Officer          Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.


MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications


MARY BETH LEIBIG            None
Vice President-
Human Resources


JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.




Item 28(b).    Business and Other Connections of Sub-Investment Adviser
________       ___________________________________________________________

          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Mellon Equity Associates, the Registrant's sub-investment adviser (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-28692).



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)        Comstock Partners Funds, Inc.
     2)        Dreyfus A Bonds Plus, Inc.
     3)        Dreyfus Appreciation Fund, Inc.
     4)        Dreyfus Asset Allocation Fund, Inc.
     5)        Dreyfus Balanced Fund, Inc.
     6)        Dreyfus BASIC GNMA Fund
     7)        Dreyfus BASIC Money Market Fund, Inc.
     8)        Dreyfus BASIC Municipal Fund, Inc.
     9)        Dreyfus BASIC U.S. Government Money Market Fund
     10)       Dreyfus California Intermediate Municipal Bond Fund
     11)       Dreyfus California Tax Exempt Bond Fund, Inc.
     12)       Dreyfus California Tax Exempt Money Market Fund
     13)       Dreyfus Cash Management
     14)       Dreyfus Cash Management Plus, Inc.
     15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)       Dreyfus Florida Intermediate Municipal Bond Fund
     18)       Dreyfus Florida Municipal Money Market Fund
     19)       The Dreyfus Fund Incorporated
     20)       Dreyfus Global Bond Fund, Inc.
     21)       Dreyfus Global Growth Fund
     22)       Dreyfus GNMA Fund, Inc.
     23)       Dreyfus Government Cash Management
     24)       Dreyfus Growth and Income Fund, Inc.
     25)       Dreyfus Growth and Value Funds, Inc.
     26)       Dreyfus Growth Opportunity Fund, Inc.
     27)       Dreyfus Income Funds
     28)       Dreyfus Institutional Money Market Fund
     29)       Dreyfus Institutional Short Term Treasury Fund
     30)       Dreyfus Insured Municipal Bond Fund, Inc.
     31)       Dreyfus Intermediate Municipal Bond Fund, Inc.
     32)       Dreyfus International Funds, Inc.
     33)       Dreyfus Investment Grade Bond Funds, Inc.
     34)       The Dreyfus/Laurel Funds, Inc.
     35)       The Dreyfus/Laurel Funds Trust
     36)       The Dreyfus/Laurel Tax-Free Municipal Funds
     37)       Dreyfus LifeTime Portfolios, Inc.
     38)       Dreyfus Liquid Assets, Inc.
     39)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
     40)       Dreyfus Massachusetts Municipal Money Market Fund
     41)       Dreyfus Massachusetts Tax Exempt Bond Fund
     42)       Dreyfus MidCap Index Fund
     43)       Dreyfus Money Market Instruments, Inc.
     44)       Dreyfus Municipal Bond Fund, Inc.
     45)       Dreyfus Municipal Cash Management Plus
     46)       Dreyfus Municipal Money Market Fund, Inc.
     47)       Dreyfus New Jersey Intermediate Municipal Bond Fund
     48)       Dreyfus New Jersey Municipal Bond Fund, Inc.
     49)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
     50)       Dreyfus New Leaders Fund, Inc.
     51)       Dreyfus New York Insured Tax Exempt Bond Fund
     52)       Dreyfus New York Municipal Cash Management
     53)       Dreyfus New York Tax Exempt Bond Fund, Inc.
     54)       Dreyfus New York Tax Exempt Intermediate Bond Fund
     55)       Dreyfus New York Tax Exempt Money Market Fund
     56)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
     57)       Dreyfus 100% U.S. Treasury Long Term Fund
     58)       Dreyfus 100% U.S. Treasury Money Market Fund
     59)       Dreyfus 100% U.S. Treasury Short Term Fund
     60)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     61)       Dreyfus Pennsylvania Municipal Money Market Fund

     62)       Dreyfus Premier Insured Municipal Bond Fund


     63)       Dreyfus Premier California Municipal Bond Fund


     64)       Dreyfus Premier Equity Funds, Inc.


     65)       Dreyfus Premier Global Investing, Inc.


     66)       Dreyfus Premier GNMA Fund


     67)       Dreyfus Premier Growth Fund, Inc.


     68)       Dreyfus Premier Municipal Bond Fund


     69)       Dreyfus Premier New York Municipal Bond Fund


     70)       Dreyfus Premier State Municipal Bond Fund


     71)       Dreyfus Premier Strategic Growth Fund


     72)       Dreyfus Premier Value Fund

     73)       Dreyfus S&P 500 Index Fund
     74)       Dreyfus Short-Intermediate Government Fund
     75)       Dreyfus Short-Intermediate Municipal Bond Fund
     76)       The Dreyfus Socially Responsible Growth Fund, Inc.

     77)       Dreyfus Stock Index Fund

     78)       Dreyfus Tax Exempt Cash Management
     79)       The Dreyfus Third Century Fund, Inc.
     80)       Dreyfus Treasury Cash Management
     81)       Dreyfus Treasury Prime Cash Management
     82)       Dreyfus Variable Investment Fund
     83)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
     84)       General California Municipal Bond Fund, Inc.
     85)       General California Municipal Money Market Fund
     86)       General Government Securities Money Market Fund, Inc.
     87)       General Money Market Fund, Inc.
     88)       General Municipal Bond Fund, Inc.
     89)       General Municipal Money Market Fund, Inc.
     90)       General New York Municipal Bond Fund, Inc.
     91)       General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Vice President
                         and Chief Financial Officer        and Assistant
                                                            Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+            First Vice President               None


Dale F. Lampe+           Vice President                     None


Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer


Paul Prescott+           Vice President                     None


Elizabeth A. Keeley++    Assistant Vice President           Vice President
                                                            and Assistant
                                                            Secretary


Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk


John W. Gomez+           Director                           None


William J. Nutt+         Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Boston Safe Deposit and Trust Company
               One Boston Place
               Boston, Massachusetts 02108

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                   __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 14th day of April, 1997.

       DREYFUS LIFE AND ANNUITY INDEX FUND, INC.


       BY:  /s/Marie E. Connolly*
                 ____________________________
               MARIE E. CONNOLLY, PRESIDENT


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date
__________________________     ______________________________     _________

/s/Marie E. Connolly*          President and Treasurer             4/14/97
______________________________ (Principal Executive, Financial
Marie E. Connolly              and Accounting Officer)


/s/Joseph S. DiMartino*        Chairman of the Board               4/14/97
_____________________________
Joseph S. DiMartino


/s/David P. Feldman*           Board Member                        4/14/97
______________________________
David P. Feldman


/s/John M. Fraser, Jr.*        Board Member                        4/14/97
______________________________
John M. Fraser, Jr.


/s/Ehud Houminer*              Board Member                        4/14/97
______________________________
Ehud Houminer


/s/David J. Mahoney*           Board Member                        4/14/97
______________________________
David J. Mahoney


/s/Gloria Messinger*           Board Member                        4/14/97
______________________________
Gloria Messinger


/s/Jack R. Meyer*              Board Member                        4/14/97
______________________________
Jack R. Meyer


/s/John Szarkowski*            Board Member                        4/14/97
_____________________________
John Szarkowski


/s/Anne Wexler*                Board Member                        4/14/97
_____________________________
Anne Wexler


*BY: /s/ Elizabeth A. Keeley
     __________________________
     Elizabeth A. Keeley,
     Attorney-in-Fact



                               EXHIBIT INDEX


ITEM             EXHIBIT                                              PAGE

(11)          Consent of Coopers & Lybrand L.L.P.,
              Independent Accountants

(7)           Financial Data Schedule